SCHEDULE 14A
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                Exchange Act of 1934

Filed by the registrant  [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:

[ ]   Preliminary proxy statement
[ ]   Confidential, for use of the Commission only (as permitted by Rule
      14-6(e)(2))
[X]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                        The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        The First Commonwealth Fund, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

      (1)   Title of each class of securities to which transaction applies:
      _________________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
      _________________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      _________________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:
      _________________________________________________________________________

      (5)   Total Fee Paid:
      _________________________________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:
      _________________________________________________________________________

      (2)   Form, schedule or registration statement no.:
      _________________________________________________________________________

      (3)   Filing party:
      _________________________________________________________________________

      (4)   Date filed:
      _________________________________________________________________________

                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536
                                 (609) 282-4600

                                                               January 20, 1997

Dear Shareholder:

        The Annual Meeting of Shareholders is to be held at 1:00 p.m. on Thursday, March 13, 1997, at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope - postage prepaid - in which to return your proxy are enclosed.

        At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class II Directors, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

        Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

BRIAN M. SHERMAN                                 LAURENCE S. FREEDMAN
Chairman                                         President


SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                 (This page has been left blank intentionally.)

                        THE FIRST COMMONWEALTH FUND, INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536



                                   -----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 March 13, 1997

                                   -----------

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 13, 1997, at 1:00 p.m. for the following purposes:

        (1) To elect four Directors to serve as Class II Directors for a three year term;

        (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year;

        (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1997; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.


        The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

                                        By Order of the Board of Directors,
                                        Roy M. Randall, Secretary

Plainsboro, New Jersey
January 20, 1997

IMPORTANT: You are cordially invited to attend the meeting. Shareholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy may save the Fund the necessity and expense of further solicitations to assure a quorum at the meeting. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                 (This page has been left blank intentionally.)

                                 PROXY STATEMENT

                        THE FIRST COMMONWEALTH FUND, INC.
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536



                                   -----------

                         Annual Meeting of Shareholders
                                 March 13, 1997

                                   -----------

                                  INTRODUCTION

        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York on March 13, 1997, at 1:00 p.m. The approximate mailing date for this Proxy Statement is January 20, 1997.

        All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted in favor of Proposals 1 and 3 and proxies submitted by holders of the Fund's preferred stock will be voted in favor of Proposals 2 and 3. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Fund, in care of Tritech Services, P.O. Box 44400, New Brunswick, New Jersey 08944-4400).

        The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                            Solicitation of Vote
                                  Solicitation of Vote          of Preferred
                                        of Common               Stockholders
                                      Stockholders              (Series W-7)
                                      ------------              ------------
Proposal 1:
Election of Class II Directors.            Yes                       No
Proposal 2:
Election of Preferred
   Directors...................            No                        Yes
Proposal 3:
Selection of Independent
   Public Accountants..........            Yes                       Yes


        The Board of Directors has fixed the close of business on January 2, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of January 2, 1997, the Fund had 9,266,209 shares of common stock, par value $0.001 per share, outstanding and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share, outstanding. To the best knowledge of management of the Fund, as of the record date no persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

        The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

        The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended October 31, 1996 to any Fund shareholder upon request. To request a copy please call or write to the Fund's Administrator, Princeton Administrators, Inc., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Telephone: 1-800-543-6217.


                   PROPOSAL 1: ELECTION OF CLASS II DIRECTORS

        The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Rt. Hon. Malcolm Fraser, William J. Potter, Peter D. Sacks and Brian M. Sherman, Directors who were elected to serve until the Meeting, have been nominated for a three year term to expire at the Annual Meeting of Shareholders to be held in 2000 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

        It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as Class II Directors for the indicated three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

        The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                    Beneficially
                                                                                                     Owned and %
                                          Present Office With the Fund,                               of Total
         Name and Address                    Principal Occupation or                   Director      Outstanding
   of Each Director or Nominee            Employment and Directorships          Age      Since     on 10/31/96 (1)
   ---------------------------            ----------------------------          ---      -----     ---------------

        Class I (Term Expiring at the Annual Meeting to be held in 1999)

David Lindsay Elsum A.M.++         Director, The First Australia Fund, Inc.     59        1992             -
9 May Grove                        (since 1985), The First Australia Prime
South Yarra, Victoria 3141         Income Fund, Inc. (since 1986) and First
Australia                          Australia Prime Income Investment
                                   Company Limited (since 1986); Chairman,
                                   Health Computing Services Limited; Director,
                                   MaxiLink Limited; President, State
                                   Superannuation Fund of Victoria (1986-1993);
                                   Director, IlTec Limited (1993-1996); Managing
                                   Director, The MLC Limited (insurance)
                                   (1984-1985); Managing Director, Renison
                                   Goldfields Consolidated Limited (mining)
                                   (1983-1984); Member, Corporations and
                                   Securities Panel of the Australian Securities
                                   Commission; Chairman, Queen Victoria Market;
                                   Director, First Resources Development Fund;
                                   Chairman, Melbourne Wholesale Fish Market
                                   Ltd.; Member, Administrative Appeals
                                   Tribunal.





Laurence S. Freedman*              President of the Fund (since 1992); Sole     53        1992             -
Level 3                            Vice President and Director (since 1985)
190 George Street                  and Chairman (since 1995), The First
Sydney, N.S.W. 2000                Australia Fund, Inc.; Sole Vice President
Australia                          and Director (since 1986) and Chairman
                                   (since 1995), The First Australia Prime
                                   Income Fund, Inc.; Joint Managing Director,
                                   First Australia Prime Income Investment
                                   Company Limited (since 1986); Founder and
                                   Joint Managing Director, EquitiLink Limited
                                   (since 1986); Joint Managing Director,
                                   EquitiLink Australia Limited (since 1981);
                                   Director, EquitiLink International Management
                                   Limited (since 1985); Chairman and Joint
                                   Managing Director, MaxiLink Limited (since
                                   1987); Executive Director, MaxiLink
                                   Securities Limited (since 1987); Chairman and
                                   Joint Managing Director, First Resources
                                   Development Fund Limited (since 1994);
                                   Director, Ten Group Limited (since 1994);
                                   Director, Telecasters North Queensland
                                   Limited (since 1993); Managing Director, Link
                                   Enterprises (International) Pty. Limited
                                   (investment management company) (since 1980);
                                   Manager of Investments, Bankers Trust
                                   Australia Limited (1978-1980); Investment
                                   Manager, Consolidated Goldfields (Australia)
                                   Limited (natural resources investments)
                                   (1975-1978).

Michael R. Horsburgh               Director, The First Australia Fund, Inc.     51        1994             -
675 Third Avenue                   (since 1985); Director, The First Australia
22nd Floor                         Prime Income Fund, Inc. (since 1986);
New York, NY 10017                 Director and Chief Executive Officer
                                   (since 1991) and Managing Director (since
                                   1996), Carlson Investment Management,
                                   Inc.; Director, The First Hungary Fund;
                                   Managing Director, Barclays de Zoete
                                   Wedd Investment Management (U.S.A.)
                                   (1990-1991); Special Associate Director,
                                   Bear, Stearns & Co. Inc. (1989-1990);
                                   Senior Managing Director, Bear, Stearns
                                   & Co. Inc. (1985-1989); General Partner,
                                   Bear, Stearns & Co. Inc. (1981-1985);
                                   previously, Limited Partner, Bear, Stearns
                                   & Co. Inc.







E. Duff Scott+                     Director, First Australia Prime Income       60        1992             -
Suite 400                          Investment Company Limited (since
70 University Avenue               1989); President, Multibanc Financial
Toronto, Ontario M5J 2M4           Corporation and Multibanc NT Financial
Canada                             Corporation (investment holding
                                   companies) (since 1990); Chairman, QLT
                                   Phototherapeutics (biopharmaceuticals) (since
                                   1991); Director, Merchant Private Trust
                                   (Canadian company); Chairman,
                                   Prudential-Bache Securities Canada
                                   (investment banking) (1988-1990); Chairman,
                                   The Toronto Stock Exchange (1987-1989);
                                   Chairman, Peoples Jewelers Corporation
                                   (retail jeweler) (since 1993).

               CLASS II (Current Directors and Nominees for a Term
               Expiring at the Annual Meeting to be held in 2000)

Rt. Hon. Malcolm Fraser,           Director, The First Australia Fund, Inc.     66        1992             -
 A.C., C.H.+                       (since 1985), The First Australia Prime
55 Collins Street                  Income Fund, Inc. (since 1986) and First
Melbourne, Victoria 3000           Australia Prime Income Investment
Australia                          Company Limited (since 1986); Partner,
                                   Nareen Pastoral Company (agriculture);
                                   Fellow, Center for International Affairs,
                                   Harvard University; International Council of
                                   Associates, Claremont University; Member, ANZ
                                   International Board of Advice (1987-1990);
                                   InterAction Council for Former Heads of
                                   Government (1987-1993); Co-Chairman,
                                   Commonwealth Eminent Persons Group on
                                   Southern Africa (1985-1986); Chairman, United
                                   Nations Committee on African Commodity
                                   Problems (1989-1990); Consultant, The
                                   Prudential Insurance Company of America;
                                   International Consultant on Political,
                                   Economic and Strategic Affairs (since 1983);
                                   Parliamentarian - Prime Minister of Australia
                                   (1975-1983).







William J. Potter                  Director, The First Australia Fund, Inc.     48        1992             -
380 Lexington Avenue               (since 1985), The First Australia Prime
Suite 517                          Income Fund, Inc. (since 1986) and First
New York, NY 10168                 Australia Prime Income Investment
                                   Company Limited (since 1986); Partner, Sphere
                                   Capital Partners (corporate consulting)
                                   (since 1989); President, Ridgewood Group
                                   International Ltd. (investment banking)
                                   (since 1989); Advisor, Guardian Capital
                                   Group; Managing Director, Prudential-Bache
                                   Securities Inc. (1984-1989); Director,
                                   National Foreign Trade Association; Director,
                                   Ridgewood Capital Funding, Inc. (NASD);
                                   Director, Alexandria Bancorp Limited;
                                   Director, Battery Technologies, Inc.;
                                   Director, Compuflex Inc.; Director, Impulsora
                                   del Fondo Mexico; Director, International
                                   Panorama Resources Ltd.; Director, Voicenet,
                                   Inc.; Director, Alexandria Bancorp (banking
                                   group in Cayman Islands); Director, Canadian
                                   Health Foundation; First Vice President,
                                   Barclays Bank, plc (1982-1984); previously,
                                   various positions with Toronto Dominion Bank.

Peter D. Sacks                     Director, The First Australia Prime          51        1992             -
33 Yonge Street                    Income Fund, Inc. (since 1993); President
Suite 706                          and Director, Toron Capital Markets, Inc.
Toronto, Ontario M5E 1G4           (currency, interest rate and commodity
Canada                             risk management) (since 1988); Vice
                                   President and Treasurer, Midland Bank
                                   Canada (1987-1988); Vice President and
                                   Treasurer, Chase Manhattan Bank of
                                   Canada (1985-1987).







Brian M. Sherman*                  Sole Vice President (since 1992) and         53        1992             -
Level 3                            Chairman (since 1995) of the Fund;
190 George Street                  President and Director, The First
Sydney, N.S.W. 2000                Australia Fund, Inc. (since 1985) and The
Australia                          First Australia Prime Income Fund, Inc.
                                   (since 1986); Joint Managing Director
                                   (since 1986) and Chairman (since 1995),
                                   First Australia Prime Income Investment
                                   Company Limited; Chairman and Joint
                                   Managing Director, EquitiLink Limited
                                   (since 1986); Chairman and Joint
                                   Managing Director, EquitiLink Australia
                                   Limited (since 1981); Director, EquitiLink
                                   International Management Limited (since
                                   1985); Joint Managing Director, MaxiLink
                                   Limited (since 1987); Executive Director,
                                   MaxiLink Securities Limited (since 1987);
                                   Joint Managing Director, First Resources
                                   Development Fund Limited (since 1994);
                                   Director, Ten Group Limited (since 1994);
                                   Director, Telecasters North Queensland
                                   Limited (since 1993); Fund and Portfolio
                                   Manager, Westpac Banking Corporation
                                   (1976-1981); Manager - Investments,
                                   Outwich Limited (an affiliate of Baring
                                   Brothers & Co. Ltd.) (merchant bank)
                                   (1972-1976).

       CLASS III (Term Expiring at the Annual Meeting to be held in 1998)

Sir Roden Cutler, V.C., A.K.,      Chairman (1985-1995) and Director (since     80        1992             -
 K.C.M.G., K.C.V.O., C.B.E.,       1985), The First Australia Fund, Inc.
 K.St.J.                           (since 1985); Chairman (1985-1995) and
22 Ginahgulla Road                 Director (since 1986), The First Australia
Bellevue Hill, N.S.W. 2023         Prime Income Fund, Inc. and First
Australia                          Australia Prime Income Investment
                                   Company Limited; Australia Director,
                                   Rothmans Holding Ltd. (formerly
                                   Rothmans Pall Mall) (tobacco)
                                   (1981-1994); Chairman, State Bank of
                                   New South Wales (1981-1986); Governor
                                   of New South Wales, Australia
                                   (1966-1981).

Michael Gleeson-White, A.O.*       Director, First Australia Prime Income       71        1992             -
9A Wellington Street               Investment Company Limited (since
Woollahra, N.S.W. 2025             1986); Director, MaxiLink Limited (since
Australia                          1987); Deputy Chairman, Art Gallery of
                                   New South Wales Foundation; Director,
                                   Cleveland Shopping Centre Pty. Ltd.;
                                   Consultant, EquitiLink Limited
                                   (1990-1996); Chairman, Bank of Singapore
                                   (Australia) Limited (1987-1990).







John T. Sheehy++                   Director, The First Australia Fund, Inc.     54        1992             -
1 Southwest Columbia               (since 1985), The First Australia Prime
12th Floor                         Income Fund, Inc. (since 1986) and First
Portland, OR 97258                 Australia Prime Income Investment
                                   Company Limited (since 1986); Managing
                                   Director, Black & Company
                                   (broker-dealer and investment bankers);
                                   Director, Greater Pacific Food Holdings,
                                   Inc. (food industry investment company)
                                   (since 1993); Partner, Sphere Capital
                                   Partners (corporate consulting) (since
                                   1987); Director, Sphere Capital Advisors
                                   (investment adviser); Director, Sandy
                                   Corporation (corporate consulting,
                                   communication and training) (since 1986);
                                   Associate Director, Bear, Stearns & Co.
                                   Inc. (1985-1987); previously, Limited
                                   Partner, Bear, Stearns & Co. Inc.
Warren C. Smith                    Director, First Australia Prime Income      41     1992                -
1002 Sherbrooke St. West,          Investment Company Limited (since
 #1600                             1993); Editor, BCA Publications Ltd.
Montreal, Quebec H3A 3L6           (financial publications, including The Bank
Canada                             Credit Analyst) (since 1982).


-----------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman, Manor and Gleeson-White are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+    Messrs. Fraser, Potter and Scott are members of the Audit Committee.

++   Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review
Committee.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. No shares of the Fund's common stock or preferred stock are owned by the Directors.

        Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

        The Board of Directors recommends that holders of common stock vote FOR the election of the four Class II nominees to the Fund's Board of Directors.

                   PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

        The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

        Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Roger C. Maddock have been re-nominated to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1998. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

        It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

        The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                    Beneficially
                                                                                                     Owned and %
                                          Present Office With the Fund,                               of Total
         Name and Address                    Principal Occupation or                   Director      Outstanding
   of Each Director or Nominee            Employment and Directorships          Age      Since     on 10/31/96 (1)
   ---------------------------            ----------------------------          ---      -----     ---------------

Dr. Anton E. Schrafl              Director, First Australia Prime Income        64        1993             -
Talstrasse 83                     Investment Company Limited; Deputy
CH-8001 Zurich                    Chairman, "Holderbank" Financiere Glaris
Switzerland                       A.G. (mfg. cement and allied materials);
                                  Director, Organogenesis, Inc.

Roger C. Maddock**                Director, The First Australia Fund, Inc.      46        1992             -
Union House, Union Street         (since 1992) and The First Australia Prime
St. Helier, Jersey                Income Fund, Inc. (since 1992); Chairman
Channel Islands JE4 8TQ           and Managing Director, EquitiLink
United Kingdom                    International Management Limited (since
                                  1985); Partner, Jackson Fox, Chartered
                                  Accountants (since 1981); Director, Worthy
                                  Trust Company Limited (since 1981); Director,
                                  Professional Consultancy Services Limited
                                  (since 1983); Director, Hollywell Spring,
                                  Limited (since 1987); Director, The EquitiLink
                                  Private Gold Investment Fund Limited (since
                                  1992); Director, CentraLink-EquitiLink
                                  Investment Company Limited (since September
                                  1994).


-----------

 **  Director considered by the Fund and its counsel to be an "interested person" (which as used in this Proxy
Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Maddock is deemed to be an interested person because of his affiliation with the Fund's investment manager.

(1) As of October 31, 1996, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

        Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

        The Board of Directors recommends that the holders of preferred stock vote FOR the election of the two nominees as Preferred Directors to the Fund's Board of Directors.

             PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1997. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

        Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

        Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

        The Board of Directors recommends that shareholders vote FOR ratification of the selection of Price Waterhouse LLP as independent public accountants for the fiscal year ending October 31, 1997.


                                  OTHER MATTERS

        The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.


              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

 Committees and Board of Directors Meetings. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Investment Adviser Agreement, the Trading and Consulting Agreement and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

     During the Fund's fiscal year ended October 31, 1996, the Board of Directors held four regularly scheduled meetings and one special meeting, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the total number of the regularly scheduled meetings of the Board of Directors and all the Committees of the Board on which he served. Dr. Schrafl and Mr. Smith, both of whom attended at least 75% of the regularly scheduled meetings, missed the one special meeting, which was called on short notice.

 Officers of the Fund. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Mr. Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 53), President; Brian M. Sherman (age
53), Sole Vice President; David Manor (age 56), Treasurer; Ouma Sananikone-Fletcher (age 38), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 35), Assistant Treasurer; Roy M. Randall (age 60), Secretary; Allan S. Mostoff (age 64), Assistant Secretary; and Margaret A. Bancroft (age 58), Assistant Secretary.

     The respective principal occupations of the Fund's officers are as follows:
Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1: Election of Class II Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since
1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to EquitiLink Australia Limited (since 1993),

Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen,
Allen & Hemsley (1986-1993); Roy M. Randall, Partner of Freehill, Hollingdale & Page (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

 Relationship of Directors or Nominees with the Investment Adviser and the Investment Manager. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 20, 1992 and an investment advisory agreement dated February 20, 1992.

     The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

     Messrs. Freedman, Manor and Sherman, all Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Mr. Gleeson-White, a director of the Fund and a Consultant to Equitilink Limited, and Mr. Manor are shareholders of the Investment Manager.

        Messrs. Freedman, Manor and Sherman also serve as, respectively, joint managing director, executive director, and joint managing director and chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of Equitilink Limited; Messrs. Gleeson-White, Maddock and Manor are also shareholders of EquitiLink Limited.

        During the fiscal year ended October 31, 1996, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $240,000. Mr. Maddock is a director and principal shareholder of Professional Consultancy Services Limited.

 Compensation of Directors and Certain Officers. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1996. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                                             Compensation Table
                                         Fiscal Year Ended 10/31/96



                                                                                                      Total
                                                             Pension or                           Compensation
                                         Aggregate           Retirement          Estimated       From Registrant
                                        Compensation      Benefits Accrued        Annual            and Fund
                                            From             As Part of        Benefits Upon      Complex Paid
Name of Person, Position                 Registrant        Fund Expenses        Retirement        to Directors
------------------------                 ----------        -------------        ----------        ------------

Sir Roden Cutler.....................        $8,000             N/A                 N/A            $29,250(3)
David Lindsay Elsum..................         8,000             N/A                 N/A             29,250(3)
Laurence S. Freedman.................             0             N/A                 N/A                  0(3)
Rt. Hon. Malcolm Fraser..............         8,000             N/A                 N/A             29,250(3)
Michael Gleeson-White................             0             N/A                 N/A                  0(1)
Michael R. Horsburgh.................         8,000             N/A                 N/A             29,250(3)






David Manor..........................            0              N/A                 N/A                   0(2)
William  J. Potter...................        8,000              N/A                 N/A             29,250(3)
Peter D. Sacks.......................        8,000              N/A                 N/A             21,750(2)
E. Duff Scott........................        8,000              N/A                 N/A              8,000(1)
John T. Sheehy.......................        8,000              N/A                 N/A             29,250(3)
Brian M. Sherman.....................            0              N/A                 N/A                  0(3)
Warren C. Smith......................        8,000              N/A                 N/A            8,000(1)
Preferred Directors:
Roger C. Maddock.....................            0              N/A                 N/A                0(3)
Dr. Anton E. Schrafl.................        8,000              N/A                 N/A            8,000(1)


                             ADDITIONAL INFORMATION

 Expenses. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Tritech Services ("Tritech") may be retained to assist in the solicitation of proxies. If retained, Tritech will be paid approximately $4,275 by the Fund and the Fund will reimburse Tritech for its related expenses.

 Voting Required. The presence in person or by the proxy of shareholders entitled to cast a majority of the votes entitled to be cast is required to constitute a quorum for the transaction of business at the Meeting. Election of Class II Directors of the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the holders of the outstanding common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented at the Meeting. Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

 Shareholder Proposals. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1998 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by September 22, 1997.

                                   By Order of the Board of Directors,
                                   Roy M. Randall, Secretary

800 Scudders Mill Road
Plainsboro, New Jersey 08536
January 20, 1997

AUCTION MARKET PREFERRED
STOCK, SERIES W-7

                  PROXY THE FIRST COMMONWEALTH FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders - March 13, 1997

        The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7 of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 13, 1997, at 1:00 p.m., New York City time, and any adjournment thereof.

        Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (2), (3) and (4).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below           WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
       contrary below) [_]                   listed below [_]
      Nominees:    Roger C. Maddock and Dr. Anton E. Schrafl.
      (INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)




     ______________________________________________________

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.
     [_] FOR   [_]  AGAINST  [_]  ABSTAIN

4. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

     [_] FOR DISCRETIONARY AUTHORITY     [_] WITHHOLD DISCRETIONARY AUTHORITY


                                             Please sign exactly as your
                                             name or names appear hereon.
                                             When signing as attorney,
                                             executor, administrator,
                                             trustee or guardian, please
                                             give your full title or
                                             status.

                                             ----------------------------------
                                                (Signature of Shareholder)

                                             ----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date _________________, 1997

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED

COMMON STOCK

                  PROXY THE FIRST COMMONWEALTH FUND, INC. PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders - March 13, 1997

        The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at Prudential Securities Incorporated, One Seaport Plaza, New York, New York, on March 13, 1997, at 1:00 p.m., New York City time, and any adjournment thereof.

        Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR items (1), (3) and (4).

2. The election of two Directors to represent the interests of Preferred Stock for the ensuing year:

     FOR all nominees listed below           WITHHOLD AUTHORITY
      (except as marked to the               to vote for all nominees
       contrary below) [_]                   listed below [_]
      Nominees:    Rt. Hon. Malcolm Fraser, William J. Potter, Peter D. Sacks
                   and Brian M. Sherman.
      (INSTRUCTION:  To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)




     ______________________________________________________

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

     [_] FOR   [_]  AGAINST  [_]  ABSTAIN

4. In their discretion on any other business which may properly come before the meeting or any adjournment thereof.

     [_] FOR DISCRETIONARY AUTHORITY     [_] WITHHOLD DISCRETIONARY AUTHORITY


                                             Please sign exactly as your
                                             name or names appear hereon.
                                             When signing as attorney,
                                             executor, administrator,
                                             trustee or guardian, please
                                             give your full title or
                                             status.

                                             ----------------------------------
                                                (Signature of Shareholder)

                                             ----------------------------------
                                             (Signature of Joint Tenant, if any)
                                             Date _________________, 1997

            PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED